                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103

                                February 28, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

           Re:         American Express Master Trust
                       Registration Statement No. 333-75716
                       Form 8-K

Ladies and Gentlemen:

     On behalf of American Express Receivables Financing Corporation and
American Express Centurion Bank, as Originators of the American Express Master
Trust, we have attached a Form 8-K to be filed pursuant to the Securities
Exchange Act of 1934, as amended, and the rules thereunder.

                                    Very truly yours,

                                    /s/ Lara K. Daly
                                    Lara K. Daly, Esq.

Enclosures

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2005

              AMERICAN EXPRESS                            AMERICAN EXPRESS
     RECEIVABLES FINANCING CORPORATION                     CENTURION BANK

               (as Originators of the American Express Master Trust)
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)
                                  on behalf of
                          American Express Master Trust

   Delaware     13-3632012   333-75716-02     Utah      11-2869526  333-75716-01
   (State or     (I.R.S.     (Commission   (State or      (I.R.S.    (Commission
     Other       Employer    File Number)    Other        Employer  File Number)
 Jurisdiction  Identification             Jurisdiction Identification
      of         Number)                       of         Number)
 Incorporation                           Incorporation
      or                                       or
 Organization)                           Organization)

             200 Vesey Street                            4315 South 2700 West
         New York, New York 10285                     Salt Lake City, Utah 84184
              (212) 640-2000 (801) 945-2030

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

             N/A                                               N/A
(Former Name or Former Address,                  (Former Name or Former Address,
 if Changed, Since Last Report)                  if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.     On February 23, 2005, the Amended and Restated Pooling and
               Servicing Agreement, dated as of April 16, 2004, relating to the
               American Express Master Trust, was amended by the First Amendment to decertificate the Transferor Interest and to amend the
               definition of "Due Period." The amendment is attached hereto as
               Exhibit 99.01.

Item 9.01.     Exhibits.

The following are filed as an Exhibit to this Report under Exhibit 99.

               Exhibit 99.01  First Amendment to Amended and Restated Pooling
                              and Servicing Agreement, dated as of February 23,
                              2005, among American Express Receivables Financing
                              Corporation, American Express Centurion Bank and
                              American Express Bank, FSB, as transferors,
                              American Express Travel Related Services Company,
                              Inc., as servicer, and The Bank of New York, as
                              trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                    Corporation,
                                    as originator of the Trust and Co-Registrant
                                    and as Transferor on behalf of the Trust as
                                    Co-Registrant

                                       By:    /s/ David L. Yowan
                                       Name:  David L. Yowan
                                       Title: President

                                    American Express Centurion Bank,
                                    as originator of the Trust and Co-Registrant
                                    and as Transferor on behalf of the Trust as
                                    Co-Registrant

                                       By:    /s/ Traci L. Memmott
                                       Name:  Traci L. Memmott
                                       Title: Chief Financial Officer and
                                              Treasurer

                                  EXHIBIT INDEX

Exhibit                          Description

Exhibit99.01   First Amendment to Amended and Restated Pooling and Servicing
               Agreement, dated as of February 23, 2005, among American Express
               Receivables Financing Corporation, American Express Centurion
               Bank and American Express Bank, FSB, as transferors, American
               Express Travel Related Services Company, Inc., as servicer, and
               The Bank of New York, as trustee.

                                                                   EXHIBIT 99.01

                                FIRST AMENDMENT
                       TO POOLING AND SERVICING AGREEMENT

     This FIRST  AMENDMENT  TO THE AMENDED AND  RESTATED  POOLING AND  SERVICING
AGREEMENT,  dated as of February  23, 2005 (this  "Amendment"),  is among
American Express  Receivables  Financing  Corporation  ("RFC"),  American
Express Receivables Centurion Bank ("Centurion"),  American Express Bank,
FSB ("FSB"),  American Express Travel Related Services Company, Inc. (the
"Servicer") and The Bank of New York, as trustee (the  "Trustee").
This Amendment amends the Amended and Restated Pooling and Servicing  Agreement,
dated as of April 16, 2004 (the  "Pooling and Servicing  Agreement"  and,
together   with  this   Amendment,   the   "Amended   Pooling  and  Servicing
Agreement").

                                    RECITALS

     1. Pursuant to Section 13.01(b) of the Pooling and Servicing Agreement, the
Servicer has  delivered to the Trustee an Opinion of Counsel,  dated the date of this  Amendment,  to the effect  that this  Amendment  will not  materially  and adversely  affect  the  interests  of  the  Investor  Certificateholders  of any outstanding Series.

     2. RFC,  Centurion,  FSB and the Servicer  have  satisfied  all  conditions precedent contained in the Pooling and Servicing Agreement to entering into this
Amendment and this Amendment is authorized  and permitted  under the Pooling and
Servicing  Agreement.  All capitalized  terms not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     3.  Now,  therefore,  in  consideration  of the  mutual  agreements  herein contained,  and other good and valuable consideration,  the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

                                   AMENDMENTS

     SECTION 1. Amendment to Section 1.01.

     (a) The  definition  of "Due  Period" in Section  1.01 of the  Pooling  and
Servicing  Agreement  shall be deleted in its entirety and inserted in its place shall be the following:

     "Due Period" shall mean, unless otherwise provided in a Supplement, with respect to each Distribution  Date, (i) prior to and including the May 1998
     Distribution  Date,  the  period  from and  including  the first day of the immediately preceding calendar month and ending at the close of business on the last day of such calendar  month,  (ii) for the June 1998  Distribution
     Date,  the period from and  including  May 1, 1998 to and including May 27,
     1998,  (iii)  commencing  with  the  July  1998  Distribution  Date  to and including  the  January  2005  Distribution  Date,  the period (a) from and including the second day following the last day of the eighth billing cycle applicable  to the Accounts  ending  during the second  preceding  calendar month (b) to and  including  the day  following  the last day of the eighth billing  cycle  applicable  to the Accounts  ending in the  calendar  month immediately  preceding  the month in which  such  Distribution  Date  shall occur;  (iv) for the February 2005  Distribution  Date, the period (a) from and including  the second day following the last day of the eighth  billing cycle  applicable to the Accounts ending during the second  preceding month
     (b) to and including the day following the last day of the seventh  billing cycle  applicable to the Accounts ending in the calendar month  immediately preceding the month in which such  Distribution  Date shall occur;  and (v)
     commencing with the March 2005  Distribution  Date, the period (a) from and including  the second day  following  the last day of the  seventh  billing cycle  applicable  to the  Accounts  ending  during  the  second  preceding calendar  month (b) to and  including the day following the last day of the seventh  billing cycle  applicable  to the Accounts  ending in the calendar month immediately preceding the month in which such Distribution Date shall occur; provided,  however,  that the initial Due Period with respect to any  Series  will  commence  on the  Closing  Date with  respect to such
     Series.

     (b) The definition of "Exchangeable Transferor Certificate" in Section 1.01
of the Pooling and  Servicing  Agreement  shall be deleted in its  entirety  and inserted in its place shall be the following:

     "Exchangeable Transferor Certificate" shall mean, if the Transferors elect  (i) to  evidence  their  interests  in the  Transferor  Interest  in certificated form pursuant to Section 6.01, the certificate executed by the
     Transferors and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit  A, as the same may be modified in accordance with Exhibit A, and exchangeable as provided in Section 6.09 for one or more  Series of  Investor  Certificates  and the  reissued  Exchangeable
     Transferor  Certificate,  or (ii) to have their interests in the Transferor
     Interest be  uncertificated  pursuant to Section 6.01, such  uncertificated interests.

     (c)  The  definition  of  "Holders   of  the   Exchangeable   Transferor
Certificates"  shall be added to Section  1.01 of the Pooling and  Servicing
Agreement and it shall read as follows:

     "Holders of the Exchangeable Transferor Certificates" or "holders of the Exchangeable Transferor  Certificates" shall mean the Holders of
     the   Exchangeable   Transferor   Certificates   or  the   Holders  of  any
     uncertificated interests in the Transferor Interest.

     (d) The  definition of "First  Amendment  Effective  Date"  shall be added to Section 1.01 of the Pooling and  Servicing  Agreement and it shall read as follows:

          "First Amendment Effective Date" shall mean February 23, 2005.

     SECTION 2.  Amendment of Section  3.07.  Section 3.07 of the Pooling
and  Servicing  Agreement  is hereby  amended by  deleting  such  Section in its entirety and inserting in its place the following:

     The   Transferors   have   structured   this  Agreement  and  the  Investor
     Certificates (other than any Investor Certificates held by the Transferors)
     have  been (or will  be)  issued  with the  intention  that  such  Investor
     Certificates  will qualify under  applicable tax law as indebtedness of the
     Transferors,  and the  Transferors,  any  entity  acquiring  any  direct or
     indirect   interest  in  the   Transferor   Interest   and  each   Investor
     Certificateholder  (or Certificate  Owner) by acceptance of its Certificate
     (or,  in the case of a  Certificate  Owner by  virtue  of such  Certificate
     Owner's  acquisition of a beneficial  interest therein) agree to treat such
     Investor  Certificates  (or  beneficial  interest  therein) for purposes of
     Federal,  state  and  local  income  or  franchise  taxes and any other tax imposed on or measured by income as  indebtedness.  Each  Certificateholder agrees that it will cause any Certificate  Owner acquiring an interest in a
     Certificate  through it to comply with this  Agreement  as to  treatment as indebtedness for certain tax purposes.

     SECTION 3.  Amendment of Section  4.01.  Section 4.01 of the Pooling
and Servicing  Agreement is hereby  amended by deleting the second  paragraph of subsection  4.01(a)  thereof  in its  entirety  and  inserting  in its place the following:

     Each Series of  Investor  Certificates  shall  represent  interests  in the
     Trust,  including  the  benefits  of any  Enhancement  to be provided by an
     Enhancement Provider issued with respect to such Series as indicated in the
     Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts  specified in this Article IV to be deposited in the Collection Account and any other accounts maintained for  the  benefit  of  the  Certificateholders  or  paid  to  the  Investor
     Certificateholders.  The  Exchangeable  Transferor  Certificates or, as the
     case may be, the uncertificated interests in the Transferor Interest, shall represent  the  interest  in the Trust  not  represented  by any  Series of
     Investor  Certificates  then  outstanding,  including  the right to receive
     Collections and other amounts at the times and in the amounts  specified in this  Article  IV  to  be  paid  to  the  Transferors  (the  "Transferor
     Interest"), provided, however, that such Exchangeable Transferor
     Certificate  or, as the case may be, the  uncertificated  interests  in the
     Transferor  Interest  shall not  represent  any interest in the  Collection
     Account  and  any  other  accounts   maintained  for  the  benefit  of  the
     Certificateholders  or the benefits of any Enhancement to be provided by an
     Enhancement  Provider  issued  with  respect  to  any  Series,   except  as
     specifically provided in this Article IV.

     SECTION 4.  Amendment of Section  6.01.  Section 6.01 of the Pooling
and  Servicing  Agreement  is hereby  amended by  deleting  such  Section in its entirety and inserting in its place the following:

     Subject to Sections 6.10 and 6.11, the Investor Certificates of each Series and any  class  thereof  may be  issued  in  bearer  form  (the  "Bearer
     Certificates")  with  attached  interest  coupons and a special  coupon
     (collectively,  the  "Coupons")  or in fully  registered  form  (the
     "Registered  Certificates"),  and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement.
     The Transferors may elect at any time, by written notice to the Trustee, to have their  interests  in the  Transferor  Interest  be (i)  uncertificated interests or (ii) evidenced by an  Exchangeable  Transferor  Certificate in registered  form,  substantially  in the form of  Exhibit  A  (which shall,  upon issue,  be executed and  delivered by the  Transferors  to the
     Trustee for  authentication and redelivery as provided in Section 6.09). If the Transferors elect to have their interests in the Transferor Interest be uncertificated,  they shall  deliver to the  Trustee for  cancellation  any
     Exchangeable  Transferor  Certificates  previously  issued and the  Trustee shall  register in the books and  records of the Trust such  uncertificated interests  of the  Transferors  in the  Transferor  Interest.  The Investor
     Certificates shall, upon issue pursuant hereto or to Sections 6.09 or 6.11,
     be  executed  and  delivered  by  the   Transferors   to  the  Trustee  for
     authentication  and  redelivery as provided in Section  6.02.  Any Investor
     Certificates  shall be issued in  minimum  denominations  of $1,000  and in integral multiples of $1,000 in excess thereof,  unless otherwise specified in any Supplement.  If specified in the related  Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original  principal  amount equal to the Initial Invested
     Amount  as  described  in  Section  6.10.   The   Exchangeable   Transferor
     Certificate,   if  certificated,   may  also  be  issued  in  two  or  more
     certificates,   which  together  shall  represent  the  entire   Transferor
     Interest.  As of the  First  Amendment  Effective  Date,  the  Transferors'
     interest in the Transferor  Interest  shall be evidenced in  uncertificated form,  and the Trustee shall register in the books and records of the Trust
     such  uncertificated   interests  of  the  Transferors  in  the  Transferor
     Interest.  Each  Certificate  shall be  executed  by  manual  or  facsimile signature on behalf of the Transferors by their respective  Chairman of the
     Board,  President,  Vice  Chairman  of the  Board  or any  Vice  President.
     Certificates  bearing the manual or facsimile  signature of the  individual who was, at the time when such signature was affixed, authorized to sign on behalf  of each  such  Transferor  or the  Trustee  shall  not be  rendered
     invalid,   notwithstanding  that  such  individual  has  ceased  to  be  so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates.  No Certificate shall be entitled to any benefit  under this  Agreement  or any  applicable
     Supplement  or be  valid  for any  purpose  unless  there  appears  on such
     Certificate  a  certificate  of  authentication  substantially  in the form provided  for herein  executed by or on behalf of the Trustee by the manual signature of a duly authorized  signatory,  and such  certificate  upon any
     Certificate shall be conclusive  evidence,  and the only evidence that such
     Certificate  has been  duly  authenticated  and  delivered  hereunder.  All
     Certificates shall be dated the date of their authentication, except Bearer
     Certificates which shall be dated the Issuance Date.

     SECTION 5.  Amendment  of Section  6.09.  Subsection  6.09(b) of the
Pooling and Servicing Agreement is hereby amended by deleting such subsection in its entirety and inserting in its place the following:

     (b) The Transferors may tender the Exchangeable Transferor Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor
     Certificates and (ii) a reissued Exchangeable Transferor Certificate (any such tender, an "Exchange"); provided that, if the
     Transferors elect to have their interests in the Transferor Interest be uncertificated, the Trustee shall register such Exchange in the books and records of the Trust. The Transferors may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange
     Notice") of the date upon which the Exchange is to occur (an
     "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such
     Series: (x) its Initial Invested Amount (or the method for calculating such
     Initial Invested Amount), if any, which, in the aggregate, at any time, may not be  greater  than the  current  principal  amount  of the  Exchangeable
     Transferor   Certificate  less  the  product  of  the  Minimum   Transferor
     Percentage  and. the Trust  Principal  Component at such time,  and (y) its
     Certificate Rate (or the method for allocating  interest  payments or other cash flow to such Series),  if any. On the Exchange Date, the Trustee shall only  authenticate  and deliver any such Series upon  delivery to it of the following: (A) a Supplement in form satisfactory to the Trustee executed by the Transferors and specifying the Principal Terms of such Series,  (B) the applicable  Enhancement,  if any,  (C) an  opinion of Counsel to the effect that the newly issued Series of Investor Certificates will be characterized as either  indebtedness or an interest in a partnership  under existing law for Federal  income tax  purposes and that the issuance of the newly issued
     Series of Investor  Certificates  will not have any material adverse impact on the Federal income tax  characterization  of any  outstanding  Series of
     Investor  Certificates  that have been the subject of a previous opinion of tax counsel,  (D) an agreement,  if any,  pursuant to which the Enhancement
     Provider agrees to provide Enhancement,  (E) written confirmation from each
     Rating  Agency that the  Exchange  will not result in such Rating  Agency's reducing or withdrawing its rating on any then outstanding  Series rated by it and  (F)  if the  Transferors  elect  to  have  their  interests  in the
     Transferor Interest be certificated,  the existing Exchangeable  Transferor
     Certificate. Upon satisfaction of such conditions, the Trustee shall cancel the existing  Exchangeable  Transferor  Certificate  and issue, as provided above, such Series of Investor Certificates and new Exchangeable Transferor
     Certificate, dated the Exchange Date; provided, however, that to the extent the  Transferors  elect to have their  interests  in the  Transferor
     Interest be uncertificated, the Trustee shall register such Exchange in the books and records of the Trust.

     SECTION 6. Amendment of Section 12.04. Section 12.04 of the Pooling
and Servicing Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in its place the following:

     Upon the  termination  of the  Trust  pursuant  to  Section  12.01  and the surrender of the Exchangeable Transferor Certificates,  if applicable,  the
     Trustee shall return to the Transferors  (without recourse,  representation or warranty) all right, title and interest of the Trust in the Receivables, whether  then  existing  or  thereafter  created,  and all monies due or to become  due with  respect  thereto  and all  proceeds  thereof,  except for amounts held by the Paying Agent pursuant to subsection 12.03(b).

     SECTION  7.  Miscellaneous.  The  amendments  provided  for by  this
Amendment shall become  effective as of the First Amendment  Effective Date upon receipt by the Trustee of the following:

     (a) Notification in writing from each of Moody's and Standard &  Poor's to the effect that this  Amendment  will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

     (b) An  Opinion  of Counsel  to the  effect  that this  Amendment  will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series.

     (c) An Opinion of Counsel to the effect that this  Amendment will not cause the Trust to be characterized  for Federal income tax purposes as an association taxable as a corporation  or otherwise  have any material  adverse impact on the
Federal income  taxation of any outstanding  Series of Investor  Certificates or any Certificate Owner.

     (d) Counterparts of this Amendment, duly executed by the parties hereto.

     SECTION 8.  Pooling and Servicing  Agreement in Full Force and Effect as
Amended.  The Pooling and Servicing Agreement is hereby amended by providing that all  references  therein to the "Pooling and  Servicing  Agreement,"  "this
Agreement,"  "hereby,"  "hereof" and "herein" shall be deemed from and after the effective  date of this  Amendment to be a reference to the Amended  Pooling and
Servicing   Agreement.   Except  as  expressly   amended  hereby,   all  of  the
representations,  warranties, terms, covenants and conditions of the Pooling and
Servicing  Agreement shall remain  unamended and shall continue to be, and shall remain,  in full force and effect in  accordance  with their terms and except as expressly  provided herein,  this Amendment shall not constitute or be deemed to constitute a waiver of  compliance  with or consent to  non-compliance  with any term or provision of the Pooling and Servicing Agreement.

     SECTION 9.  Counterparts.  This  Amendment may be executed in two or more counterparts (and by different parties on separate  counterparts),  each of which shall be an original,  but all of which together shall  constitute one and the same instrument.

     SECTION 10. Governing  Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE
TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION  11.   Limitation   of   Trustee.   The  Trustee   makes  no
representations  as to the  validity  or  sufficiency  of  this  Amendment.  The recitals and statements herein are deemed to be those of RFC, Centurion, FSB and the Servicer, and not of the Trustee.

     IN WITNESS WHEREOF, RFC, Centurion,  FSB, the Servicer and the Trustee have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                     AMERICAN EXPRESS RECEIVABLES
                                       FINANCING CORPORATION,
                                     as a Transferor

                                     By:  /s/  David L. Yowan
                                          Name:   David L. Yowan
                                          Title:  President

                                     AMERICAN EXPRESS CENTURION BANK,
                                     as a Transferor

                                     By:  /s/  L. Craig Downs
                                          Name:   L. Craig Downs
                                          Title:  President and Chief Operating Officer

                                     AMERICAN EXPRESS BANK, FSB,
                                     as a Transferor

                                     By:  /s/  Robert C. Radle
                                          Name:   Robert C. Radle
                                          Title:  Chief Financial Officer and Treasurer

                                     AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.,
                                     as Servicer

                                     By:  /s/  David L. Yowan
                                          Name:   David L. Yowan
                                          Title:  Senior Vice President and Treasurer

                                     THE BANK OF NEW YORK,
                                     as Trustee

                                     By:  /s/  Catherine Cerilles
                                          Name:   Catherine Cerilles
                                          Title:  Assistant Vice President

         [Signature Page to First Amendment to Amended and Restated PSA]